Master Lease

THIS MASTER LEASE dated as of April 18, 2000, is entered into by and between The CIT Group/Equipment Financing, Inc. ("Lessor"), having a place of business at 900 Ashwood Parkway, Atlanta, GA 30338, and Custom Food Products, Inc. ("Lessee"), having a principal place of business at 1117 West Olympic Boulevard, Montebello, CA 90640.

1.Equipment Leased and Term. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the following terms and conditions and those set forth in Rider A and each Supplement executed by the parties pursuant hereto (collectively, as they may be amended or modified, the "Lease"),the personal property, together with all attachments, replacements, parts, substitutions, additions, repairs and accessories incorporated therein, and/or affixed thereto (the "Equipment") described in any Supplement. Each item of Equipment shall be subjected to this Lease by the execution by the parties hereto of a Supplement, and Lessee's execution and delivery to Lessor of a Supplement shall constitute Lessee's irrevocable acceptance of such item of Equipment for all purposes of this Lease. The term of the lease of each item of Equipment shall commence on the Commencement Date specified in the Supplement pertaining thereto and shall continue for the term specified in such Supplement. Lessee hereby gives Lessor authority to insert the Commencement Date and the date of first monthly rental for any item of Equipment in any Supplement as well as such items as serial numbers if such are not already inserted when such Supplement is executed by Lessee.

2.Rent; Net Lease. The aggregate rent payable with respect to each item of Equipment shall be in the amount shown on the applicable Supplement and shall be determined as set forth in Rider A. Lessee shall pay to Lessor the aggregate rental for each item of Equipment for the full period and term for which such Equipment is leased, such rental to be payable at such times and in such amounts as shown in the applicable Supplement. Any payment not made when due shall bear late charges thereon calculated at the rate of 1 1/2% per month, but in no event greater than the highest rate permitted by applicable law. All rent shall be paid at Lessor's place of business shown above, or such other place as Lessor may designate by written notice to the Lessee. ALL RENTS SHALL BE PAID WITHOUT NOTICE OR DEMAND AND WITHOUT ABATEMENT, DEDUCTION OR SET OFF OF ANY AMOUNT WHATSOEVER. THE OPERATION AND USE OF THE EQUIPMENT SHALL BE AT THE RISK OF LESSEE AND NOT OF LESSOR AND THE OBLIGATION OF LESSEE TO PAY RENT HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL. This Lease is a net lease and operational expenses with respect to the Equipment are to be paid by Lessee. This Lease is irrevocable for the full term thereof as set forth in any Supplement and for the aggregate rentals set forth therein, and the rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by Lessor or for any other reason.

3. Loss or Damage. Lessee agrees to assume and bear the entire risk of any partial or complete loss with respect to the Equipment from any and every cause whatsoever including theft, loss, damage, destruction or governmental taking, whether or not such loss is covered by insurance or caused by any default or neglect of Lessee. Lessee agrees to give Lessor prompt notice of any damage to or loss of any Equipment, and unless such loss constitutes an Event of Loss, Lessee shall promptly cause the affected part or parts of the Equipment to be replaced or restored as required by Section 6 hereof. If any item of Equipment is lost, totally destroyed, damaged beyond repair (as determined by Lessee in its reasonable judgment, subject to Lessor's approval) or taken by governmental action (an "Event of Loss"), Lessee shall promptly give Lessor written notice thereof, and Lessee shall pay to Lessor within thirty days (the "Loss Payment Date") of said Event of Loss an amount equal to the sum of (i) the Stipulated Loss Value of such item of Equipment computed as of the rent payment date with respect to such item of Equipment on or immediately preceding the date of such Event of Loss; and (ii) all rent and other amounts due and owing hereunder for such item of Equipment on or prior to the Loss Payment Date. Upon payment of such amount to Lessor, the lease of such item of Equipment hereunder shall terminate, and Lessor will transfer to Lessee, Lessor's right, title and interest in and to such item of Equipment, on an "as-is, where-is" basis, without recourse and without representation or warranty, express or implied, other than a warranty that the Equipment is free and clear of any liens created by Lessor. "Stipulated Loss Value" shall mean, with respect to any item of Equipment, the amount determined by multiplying the total amount paid by Lessor for such item of Equipment, which amount shall be set forth in the applicable Supplement (the "Lessor's Cost") by the percentage set forth in Schedule A to such Supplement opposite the applicable rent payment date.

Except as expressly provided in the immediately preceding paragraph, the total or partial destruction of any Equipment or the total or partial loss of use or possession thereof to Lessee shall not release or relieve Lessee from the duty to pay the rent herein provided, however Lessor shall, upon receiving satisfactory evidence of restoration of the Equipment, promptly pay Lessee the proceeds of any insurance or compensation received by reason of such damage. Lessor shall not be obligated to undertake by litigation or otherwise the collection of any claim against any person for loss or damage to the Equipment.

4. No Warranties by Lessor. (a) LESSOR NEITHER MAKES NOR SHALL BE DEEMED TO HAVE MADE AND LESSEE HEREBY EXPRESSLY WAIVES ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OR REPRESENTATION AS TO THE DESIGN, QUALITY OR CONDITION OF THE EQUIPMENT OR ANY WARRANTY OF MERCHANTABILITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE OR AS TO THE TITLE TO OR LESSOR'S OR LESSEE'S INTEREST IN THE EQUIPMENT OR AS TO ANY OTHER MATTER RELATING TO THE EQUIPMENT OR ANY PART THEREOF, IT BEING AGREED THAT THE EQUIPMENT IS LEASED BY LESSOR "AS-IS" TO LESSEE AND THAT ALL SUCH RISKS, AS BETWEEN LESSEE AND LESSOR ARE TO BE BORNE BY LESSEE AT ITS SOLE RISK AND EXPENSE. LESSEE ACCORDINGLY AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER

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AGAINST LESSOR BASED THEREON. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against Lessor for loss of anticipatory profits or consequential damages. Lessor shall have no obligation to install, erect, test, adjust or service the Equipment. Lessee shall look to the manufacturer and/or seller for any claims related to the Equipment.

     LESSEE CONFIRMS THAT IT HAS SELECTED THE EQUIPMENT AND EACH PART THEREOF ON THE BASIS OF ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS RELIANCE UPON ANY STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY LESSOR, AND LESSEE ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER OR VENDOR OF ANY PART OF THE EQUIPMENT.

     LESSOR NEITHER MAKES NOR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY AS TO THE ACCOUNTING TREATMENT TO BE ACCORDED TO THE TRANSACTIONS CONTEMPLATED BY THIS LEASE OR AS TO ANY TAX CONSEQUENCES AND/OR TAX TREATMENT THEREOF.

     (b) Lessor hereby assigns to Lessee such rights as Lessor may have (to the extent Lessor may validly assign such rights) under all manufacturers' and suppliers' warranties with respect to the Equipment; provided, however, that the foregoing rights shall automatically revert to Lessor upon the occurrence and during the continuance of any Event of Default hereunder, or upon the return of the Equipment to Lessor. Lessee agrees to settle all claims with respect to the Equipment directly with the manufacturers or suppliers thereof, and to give Lessor prompt notice and the details of any such settlement.

5. Representations and Warranties. Lessee hereby represents and warrants to Lessor that: (a) Lessee is and will be at all times a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction under which it is organized, and is and will at all time be duly qualified to do business and in good standing in any State in which the Equipment will be located and in each other jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification; (b) Lessee has full power, authority and legal right to execute, deliver and perform this Lease and all related documents (the "Documents"), and the execution, delivery and performance hereof and thereof has been duly authorized by all necessary corporate action of Lessee; (c) this Lease has been duly authorized, executed and delivered by Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms; (d) the execution, delivery and performance of this Lease does not require any stockholder approval or approval or consent of any trustee or holders of any indebtedness or obligations of Lessee except for those consents which have been previously obtained, and will not contravene any law, regulation, judgment, or order applicable to Lessee, or the certificate of incorporation or bylaws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien upon any property of Lessee under any mortgage, instrument or other agreement to which Lessee is a party or by which Lessee or its assets may be bound or affected; and no authorization, approval, license, filing or registration with any court or governmental agency or instrumentality is necessary in connection with the execution, delivery, performance, validity and enforceability of this Lease except for those authorizations which have previously been obtained; (e) Lessee is not in default under any material mortgage, indenture, contract, agreement, judgment or other undertaking to which Lessee is a party; (f) on each Commencement Date, Lessor shall have good and marketable title to the items of Equipment being subjected to this Lease on such date, free and clear of all liens, other than a duly perfected first priority security interest in and lien upon the Equipment in favor of Lessor; (g) except as disclosed in writing to Lessor prior to the date of this Lease, there is no material action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other governmental authority pending or threatened against or affecting Lessee or any of its assets; (h) the financial statements of Lessee heretofore furnished to Lessor are complete and correct and fairly present the financial condition of Lessee and the results of its operations for the respective periods covered thereby, have been prepared in accordance with generally accepted accounting principles, there are no known contingent liabilities or liabilities for taxes of Lessee which are not reflected in said financial statements and since the date thereof, there has been no material adverse change in such financial condition or operations; (i) Lessee's principal place of business is located at the address set forth in the introductory paragraph of this Lease; (j) Lessee has not changed its name and has not done business in any name other than that set forth in the introductory paragraph of this Lease; (k) Lessee has filed all Federal, state and local income tax returns that are required to be filed, and has paid all taxes as shown on said returns and all assessments received by it to the extent that such taxes and assessments have become due, and Lessee does not have any knowledge of any actual or proposed deficiency or additional assessment in connection therewith, and the charges, accruals and reserves on the books of Lessee in respect of Federal, state and local taxes for all open years, and for the current fiscal year, make adequate provision for all unpaid tax liabilities for such periods; and (l) (i) the operations of Lessee comply in all material respects with all applicable Environmental Laws; (ii) none of the operations of Lessee is subject to any judicial or administrative proceeding alleging the violation of any Environmental Laws; (iii) none of the operations of Lessee is the subject of a federal or state investigation to determine whether any remedial action is needed to respond to a release of any Hazardous Material into the environment; and (iv) Lessee has no known material contingent liability in connection with any release of any Hazardous Material into the environment.

6. Existence; Maintenance. (a) Lessee will (i) use the Equipment in a careful and proper manner, will comply with and conform to all governmental laws, rules and regulations relating thereto, including all applicable Environmental Laws, and will cause the Equipment to be operated in accordance with the manufacturer's or supplier's instructions or manuals and only by competent and duly qualified personnel; (ii) maintain its existence as a legal entity and obtain and keep in full force and effect all rights, franchises, licenses and permits which are necessary to the proper conduct of its business; (iii) obtain or cause to be obtained as promptly as possible any governmental, administrative or agency approval and make any filing or registration therewith which at the time shall be required with respect to the performance of its obligations under this Lease and the proper conduct of its business; (iv) pay all fees, taxes, assessments and governmental charges or levies imposed upon any item of Equipment; (v) not change its

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name or its chief place of business;  and (vi) will qualify to do business,  and remain qualified in good standing, in each jurisdiction in which the Equipment is from time to time located.

     (b) Lessee will, at its own expense, keep and maintain the Equipment in good repair, condition and working order and furnish all parts, replacements, mechanisms, devices and servicing required therefor so that the value, condition and operating efficiency thereof will at all times be maintained and preserved, reasonable wear and tear excepted. All such repairs, parts, mechanisms, devices and replacements shall immediately, without further act, become the property of Lessor and part of the Equipment.

     (c) Lessee will not make or authorize any improvement, change, addition or alteration to the Equipment without the prior written approval of Lessor (i) if such improvement, change, addition or alteration will impair the originally intended function or use of the Equipment or impair the value of the Equipment as it existed immediately prior to such improvement, change, addition or alteration; or (ii) if any parts installed in or attached to or otherwise becoming a part of the Equipment as a result of any such improvement, change, addition or alteration shall not be readily removable without damage to the Equipment. Any part which is added to the Equipment without violating the provisions of the immediately preceding sentence and which is not a replacement or substitution for any property which was a part of the Equipment, shall remain the property of Lessee and may be removed by Lessee at any time prior to the expiration or earlier termination of the lease term. All such parts shall be and remain free and clear of any liens. Any such part which is not so removed prior to the expiration or earlier termination of the lease term shall, without further act, become the property of Lessor.

7. Insurance. Lessee shall maintain at all times on the Equipment, at its expense, all-risk physical damage insurance and comprehensive general and/or automobile (as appropriate) liability insurance (covering bodily injury and property damage exposures including, but not limited to, contractual liability and products liability) in such amounts, against such risks, in such form and with such insurers as shall be reasonably satisfactory to Lessor; provided, that the amount of all-risk physical damage insurance shall not on any date be less than the greater of the full replacement value of the Equipment or a sum equal to all the rent due thereon, plus all rent to become due. Each physical damage insurance policy will name Lessor as loss payee. Each liability insurance policy will name Lessor as additional insured. Each insurance policy will also require that the insurer give Lessor at least thirty (30) days prior written notice of any alteration in or cancellation of the terms of such policy and require that Lessor's interests be continued insured regardless of any breach or violation by Lessee or others of any warranties, declarations or conditions contained in such insurance policy. In no event shall Lessor be responsible for premiums, warranties or representations to any insurer or any agent thereof. Lessee shall furnish to Lessor a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect, but Lessor shall be under no duty to ascertain the existence or adequacy of such insurance. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor. Lessee shall be liable for all deductible portions of all required insurance. Lessor may, at its own expense, for its own benefit, purchase insurance in excess of that required under this Lease. Physical damage insurance proceeds shall be applied as set forth in Section 3 hereof.

8. General Tax Indemnity. Lessee hereby agrees to pay and to indemnify and hold Lessor harmless from and against, all fees, taxes (whether sales, use, excise, personal property or other taxes), imposts, duties, withholdings, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon), all of the foregoing being herein collectively called "Impositions", which are at any time levied or imposed against Lessor, Lessee, this Lease, the Equipment or any part thereof by any federal, state or local government or taxing authority in the United States or by any foreign government or any subdivision or taxing authority thereof upon, with respect to, as a result of or measured by (i) the Equipment (or any part thereof), or this Lease or the interest of the Lessor therein; or (ii) the purchase, ownership, delivery, leasing, possession, maintenance, use, operation, return, sale or other disposition of the Equipment or any part thereof; or (iii) the rentals, receipts or earnings payable under this Lease or otherwise arising from the Equipment or any part thereof; excluding, however, taxes based on or measured by the net income of Lessor that are imposed by (1) the United States of America, or (2) any State of the United States of America or any political subdivision of any such State. Lessor shall pay, and, promptly upon receipt of Lessor's invoice therefor, Lessee shall reimburse Lessor for paying, the Impositions, unless Lessor and Lessee shall agree in writing that Lessee will pay any Impositions directly. Any payments made by Lessee under this Section 8 shall be made on an After-Tax Basis. The obligations of Lessee under this
Section 8 shall survive the expiration or earlier termination of this Lease with respect to obligations that arise during the term of this Lease.

9. Lessor's Title, Right of Inspection, No Liens and Identification of Equipment. Title to the Equipment shall at all times remain in Lessor and Lessee will at all times protect and defend, at its own cost and expense, the title of Lessor from and against all claims, liens and legal processes of creditors of Lessee and keep all the Equipment free and clear from all such claims, liens and processes. Upon the request of Lessor in writing, Lessee shall, at its expense, attach to each item of Equipment a notice satisfactory to Lessor disclosing Lessor's ownership of such item of Equipment. The Equipment is and shall remain personal property. Lessor shall have the right from time to time during reasonable business hours to enter upon Lessee's premises or elsewhere for the purpose of confirming the existence, condition and proper maintenance of the Equipment and during any period of storage Lessor shall also have the right to demonstrate and show the Equipment to others. The foregoing rights of entry are subject to any applicable governmental laws, regulations and rules concerning industrial security.

10. Mandatory Purchase. Lessee shall purchase all of the Equipment covered by a Supplement on the expiration date of the lease term of the Equipment covered by such Supplement for a cash purchase price equal to the amount set forth in Rider A plus an amount equal to all taxes (other than income taxes on any gain on such sale), costs and expenses (including legal fees and expenses) incurred or paid by Lessor in connection with such sale. Upon payment by Lessee of such purchase price, and of all other amounts then due and payable by Lessee

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hereunder, Lessor shall transfer title to such Equipment to Lessee on an "as-is, where-is" basis, without recourse and without representation or warranty of any kind, express or implied, other than a representation and warranty that such Equipment is free and clear of any liens created by Lessor.

11. Possession, Use and Changes in Location of Equipment; Assignment by Lessee. The Equipment shall be used in the conduct of the lawful business of Lessee, and no item of Equipment shall be removed from its location shown on the applicable Supplement, without the prior written consent of Lessor. LESSEE SHALL NOT, WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, PART WITH POSSESSION OR CONTROL OF THE EQUIPMENT OR ATTEMPT OR PURPORT TO SUBLEASE, SELL, PLEDGE, MORTGAGE OR OTHERWISE ENCUMBER OR SUFFER A LIEN AGAINST ANY INTEREST IN THIS LEASE OR ANY OF THE EQUIPMENT NOR ASSIGN ITS RIGHTS UNDER THIS LEASE. LESSEE AGREES THAT IT SHALL PROMPTLY, AT ITS EXPENSE, SATISFY, DISCHARGE AND OTHERWISE TAKE SUCH ACTION AS MAY BE NECESSARY TO KEEP THE EQUIPMENT FREE AND CLEAR OF, AND TO DULY DISCHARGE, ANY LIEN, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE.

_____________ LESSEE MUST INITIAL TO INDICATE ACKNOWLEDGMENT AND AGREEMENT WITH PARAGRAPH 11. (Lessee's initials)

12. Performance of Obligations of Lessee by Lessor. In the event that the Lessee shall fail to promptly perform any of its obligations under the provisions of Sections 6, 7 and 8 of this Lease, Lessor may, at its option, perform the same for the account of Lessee without thereby waiving such default or Event of Default, and any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Lessor in such performance, together with interest at the rate of 1 1/2% per month thereon (but in no event greater than the highest rate permitted by applicable law) until paid by Lessee to Lessor, shall be payable by Lessee upon demand as additional rent for the Equipment.

13. Events of Default. An Event of Default shall occur if:

     (a) Lessee fails to pay when due any installment of rent or other amount when due and such failure continues for a period of 10 days; or

     (b) Lessee shall fail to maintain the insurance required by Section 7 hereof or Lessee violates the covenants contained in Section 11 hereof; or

     (c) Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for 30 days after the earlier of (a) the date on which Lessee obtains knowledge of such failure; or (b) the date on which notice thereof shall be given by Lessor to Lessee; or

     (d) any representation or warranty made by Lessee herein, by any Guarantor in any Guaranty or by Lessee or Guarantor in any document, certificate or financial or other statement now or hereafter furnished Lessor in connection with this Lease shall prove at any time to have been untrue or misleading in any material respect as of the time when made; or

     (e) Lessee, any Guarantor or any parent or subsidiary of either shall (i) default in the payment or performance of, or other performance under, any obligation for payment or lease (whether or not capitalized) or any guarantee to any person or entity beyond the period of grace, if any, provided with respect thereto; or

     (f) Lessee, any Guarantor or any subsidiary or parent of any of them shall be in default under any other agreement now existing or hereafter made with Lessor or with any of Lessor's affiliates, or with Fleet Capital Corporation its successors, assigns or replacements;

     (g) Lessee or any Guarantor ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its respective obligations as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against either of them in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation; or

     (h) within 60 days after the commencement of any proceedings against Lessee or any Guarantor seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Lessee's and/or such Guarantor's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; or

     (i) any Guarantor shall fail to observe any of the terms or conditions of its respective Guaranty, or any Guaranty shall cease to be in full force and effect or any Guarantor shall deny that such Guarantor has any further liability to Lessor with respect thereto, or any individual Guarantor shall die or become incompetent; or

     (j) there shall occur any default or event of default on the part of Lessee, QFAC, LLC, CFP Holdings, Inc. or CFP Group, Inc. with respect to any agreement, indenture, note or instrument executed in connection with the $115,000,000.00 Senior Unsecured Notes due January 15, 2004, issued by CFP Holdings, Inc.; and

     (k) QFAC, LLC defaults in payments or performance of any obligation of indebtedness of any kind or description, whether direct, indirect, absolute or contingent, due or to become due, now existing or hereafter arising owing to Lessor or to any of its affiliates.

14. Remedies. (a) If an Event of Default specified in Subsections 13(g) or 13(h) above shall occur, then, and in any such event, this Lease shall, without any declaration or any other action by Lessor, be in default, and without any notice or declaration from Lessor and without any action or demand by Lessor, the Stipulated Loss Value of the Equipment as of the rent payment date immediately succeeding the date the last installment

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of rent was  received  by Lessor  from  Lessee  plus all  unpaid  rent and other amounts owing under or with respect to this Lease shall be immediately due and payable by Lessee to Lessor. If an Event of Default, other than Event of Default specified in Subsections 13(g) or 13(h) above, shall occur and be continuing Lessor may, by notice of default given to Lessee declare this Lease to be in default, whereupon the Stipulated Loss Value of the Equipment as of the Rent Payment Date immediately succeeding the date the last installment of rent was received by Lessor from Lessee together with all unpaid rent and all other amounts payable under or with respect to this Lease shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. During the continuance of any Event of Default hereunder, Lessor shall have the right to pursue and enforce any of its rights and remedies under this Section 14.

     (b) If an Event of Default shall occur and be continuing, Lessor may exercise, in addition to all other rights and remedies granted to it in this Lease and in any other instrument or agreement securing, evidencing or relating to the obligations of Lessee hereunder, all rights and remedies of secured parties under the Code or under any other applicable law. Without limiting the generality of the foregoing, Lessee agrees that in any such event, Lessor, without demand or performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Lessee or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or otherwise dispose of and deliver the Equipment (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Lessor's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lessee further agrees, at Lessor's request, to make the Equipment available to Lessor at places which Lessor shall select, whether at Lessee's premises or elsewhere. Lessor shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale (after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any or all of the Equipment or in any way relating to the rights or Lessor hereunder, including attorney's fees and legal expenses) to the payment in whole or in part of the obligations of Lessee hereunder, in such order as Lessor may elect and only after so applying such net proceeds and after the payment by Lessor of any other amount required by any provision of law (including Section 9-504(1)(c) of the Code), need Lessor account for the surplus, if any, to Lessee. To the extent permitted by applicable law, Lessee waives all claims, damages, and demands against Lessor arising out of the repossession, retention or sale of the Equipment. Lessee agrees that Lessor need not give more than 10 days' notice (which notification shall be deemed given when mailed postage prepaid, addressed to Lessee at its address set forth above) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Lessee shall be liable for any and all unpaid rent and other amounts due hereunder before or during the exercise of any of the foregoing remedies, and Lessee shall be liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lessor is entitled.

     (c) Lessor may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to terminate this Lease.

     (d) Lessee shall be liable for any and all unpaid rent and other amounts due hereunder before or during the exercise of any of the foregoing remedies and for all legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the placing of the Equipment in the condition required by the return conditions set forth in Section 10 hereof.

     (e) No remedy referred to in this Section 14 is intended to be exclusive but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies. Lessor may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. No express or implied waiver by Lessor of an Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, or lease or otherwise use the Equipment in mitigation of Lessor' damages or losses or which may otherwise limit or modify any of Lessor's rights or remedies under this Lease.

     (f) Lessee hereby waives presentment, demand, protest or any notice, except as hereinabove provided in this Section (to the extent permitted by applicable law) of any kind in connection with this Lease or any collateral.

15. Indemnity. Whether or not any item of Equipment has been subjected to a Supplement, Lessee assumes liability for, and shall indemnify, protect, save and keep harmless Lessor and its agents, servants, successors and assigns (each, an "Indemnitee") from and against any and all liabilities, obligations, losses, damages, disbursements, penalties, claims, judgments, actions, suits, costs and expenses, including legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against any Indemnitee, in any way relating to or arising out of the execution, delivery, enforcement, performance or administration of this Lease, Lessor's interest in the Equipment or the manufacture, purchase, acceptance, rejection, ownership, possession, use, selection, delivery, lease, operation, condition, sale, return or other disposition of the Equipment or any part thereof (including, without limitation, latent or other defects, whether or not discoverable by Lessee or any other person, any claim in tort for strict liability and any claim for patent, trademark or copyright infringement) including, without limitation, as a direct or indirect result of the violation or alleged violation by Lessee of any Environmental Law or any law or regulation relating to Hazardous Material treatment, storage, disposal, generation and transportation, air, water and noise pollution, soil or ground water contamination, the handling, storage or release into the environment of Hazardous Materials, or with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, properties utilized by Lessee in the conduct of its business into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Materials; provided, however, that Lessee shall not be required to indemnify any Indemnitee for loss or liability arising from acts or events which occur after the Equipment has been returned to Lessor in accordance with this Lease, or for loss or liability resulting from the willful misconduct or gross negligence of such Indemnitee. Any payments made by Lessee under this Section 15 shall be made on an After-Tax Basis. The provisions of this Section 15 shall survive the expiration or earlier termination of this Lease.

16. Assignment, Notices and Waivers. This Lease and all rights of Lessor hereunder shall be assignable by Lessor without Lessee's consent, but Lessee shall not be obligated to any assignee of Lessor except after written notice of such assignment from Lessor. Following such assignment, solely for the purpose of determining assignee's rights hereunder, the term "Lessor" shall be deemed to include or refer to Lessor's assignee. All notices to Lessor or Lessee shall be in writing, and shall be deemed to have been given or made when deposited in the United States mail, first class postage prepaid, addressed as set forth above or to such other address as any of the parties hereto may from time to time designate in writing to the other party hereto.

17. Mandatory Termination. A Prohibited Transaction (as defined below) may be consummated only with Lessor's prior written consent, which consent shall not be unreasonably withheld. Not less than twenty (20) business days prior to the date the proposed Prohibited Transaction is expected to be consummated, Lessee shall give Lessor written notice of the proposed Prohibited Transaction. In the event Lessor does not consent to the consummation of such Prohibited Transaction and the Prohibited Transaction is nonetheless to be consummated, Lessor may, at its sole option, terminate the Lease and require that Lessee purchase all items of Equipment on or prior to the later of the date the Prohibited Transaction is to be consummated or the Notice Date (as defined below) (the "Mandatory Termination Date") for the Stipulated Loss Value thereof as of the Rent Payment Date immediately preceding the date Lessor gave Lessee written notice of Lessor's election to terminate the Lease (the "Notice Date"). On or prior to the Mandatory Termination Date, Lessee shall pay to Lessor, the Stipulated Loss as of the rent payment date immediately preceding the Notice Date, together with all other amounts then due and owing under the Lease, including all rent and late charges, if any, due on or prior to the Mandatory Termination Date, and all taxes (other than income taxes on any gain on such sale), and reasonable costs and expenses (including legal fees and expenses) incurred or paid by Lessor in connection with such sale. On receipt of the foregoing amounts, Lessor shall transfer title to the Equipment to Lessee on an "AS-IS, WHERE-IS" BASIS, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OF TITLE EXCEPT FOR A WARRANTY THAT THE EQUIPMENT IS FREE AND CLEAR OF ANY LESSOR'S LIEN.

     A "Prohibited Transaction" shall be one in which: (i) Lessee enters into any transaction of merger or consolidation where (x) it shall not be the surviving corporation or (y) if it is the surviving corporation, after giving effect to such merger or consolidation its tangible net worth does not equal or exceed that which existed prior to such merger or consolidation; or (ii) Lessee sells, transfers or otherwise disposes of all or any substantial part of its assets; or (iii) any Person or group of Persons acting together for the purpose of changing or influencing the control of Lessee or any Parent Company of Lessee, becomes or agrees to become the beneficial owner (directly or indirectly) of 25% or more of Lessee's or any Parent Company's shares of voting stock; or (iv) Lessee changes the form of organization of its business.

18. Financial Statements. Lessee will furnish to Lessor (i) as soon as available, but in any event not later than 120 days after the end of each fiscal year of CFP Group, Inc., a consolidated balance sheet of CFP Group, Inc. and its subsidiaries as at the end of such fiscal year, and consolidated statements of income and consolidated statements of cash flow and all footnotes of CFP Group, Inc for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved and audited by certified public accountants acceptable to Lessor; (ii) as soon as available, but in any event not later than 90 days after the end of each of the first three quarterly periods of each fiscal year of CFP Group, Inc, a consolidated balance sheet of CFP Group, Inc. and its subsidiaries as at the end of such quarterly period and a consolidated statement of income and consolidated statement of cash flow of CFP Group, Inc. and its subsidiaries for such quarterly period and for the portion of the fiscal year then ended, all in reasonable detail, prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved and certified by the chief financial officer of CFP Group, Inc; and (iii) promptly, such additional financial and other information as Lessor may from time to time reasonably request.

19. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of all the obligations of Lessee hereunder and under Rider A hereto and any Supplements hereto and any other indebtedness and obligations of any kind whatsoever of Lessee to Lessor, whether now existing or hereafter incurred, and in order to induce Lessor to enter into this Lease, Lessee hereby grants to Lessor, a continuing first priority security interest in and to, all of its present and future right, title and interest in, to and under the Equipment and all Proceeds thereof. In the event that this Lease is deemed to create a security interest under the Code, any transfer from Lessor to Lessee of title to any Equipment deemed to result therefrom shall obligate Lessee to pay to Lessor the purchase price of such Equipment which shall be computed as follows: (a) at any time prior to the end of the lease term, such purchase price shall equal the sum of (i) all accrued and unpaid rent for such Equipment, (ii) the Stipulated Loss Value of such Equipment computed as of the rent payment date on or immediately preceding the date of such payment and (iii) all other amounts then due under this Lease; or (b) at the end of the lease term, such purchase price shall equal the sum of (i) all unpaid rent for such equipment, (ii) the purchase option price and all other amounts provided for in Rider A and the applicable Supplement and (iii) all other amounts then due under this Lease. Until Lessee has paid to Lessor the purchase price of such Equipment as described above, the obligations of Lessee which are collateralized by this Section 19 shall include, without limitation, the obligation of Lessee to pay to Lessor the purchase price of such Equipment as described in Section 10 hereof.

20. Further Assurances. Lessee shall execute and deliver to Lessor, upon Lessor's request such instruments and assurances as Lessor deems reasonably necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder. Lessee hereby authorizes Lessor to file this Lease or any financing statements with respect to the Lease and the Equipment. Lessee agrees to execute and deliver any statements requested by Lessor for such purpose.

21. Conditions Precedent. (a) Lessor shall not be obligated to accept and execute the first Supplement or to lease any Equipment to Lessee hereunder unless:

     (i) Lessor shall have received a copy of resolutions of the Board of Directors of Lessee, certified by the Secretary or an Assistant Secretary of Lessee as of the date of the this Lease, authorizing the execution, delivery and performance by Lessee of this Lease and the Supplements;

     (ii) Lessor shall have received an incumbency and signature certificate of Lessee, dated the date of this Lease and in form and substance satisfactory to Lessor, setting forth the names and signatures of each officer of Lessee authorized to sign this Lease, the Supplements and all other instruments and documents relating thereto, which certificate may be relied on by Lessor until it receives written notice to the contrary;

     (iii) Lessor shall have received the Guaranty;

     (iv) Lessor shall have received a copy of Resolutions of the Board of Directors of each Guarantor, certified by the Secretary or Assistant Secretary of such Guarantor as of the date of the Guaranty, authorizing the execution, delivery and performance by such Guarantor of the Guaranty;

     (v) Lessor shall have received an incumbency and signature certificate of each Guarantor, dated the date of the Guaranty and in form and substance satisfactory to Lessor, setting forth the names and signatures of each officer of Guarantor authorized to sign the Guaranty, which certificate may be relied on by Lessor until it receives written notice to the contrary;

     (vi) Lessor shall have received a satisfactory bank reference from Lessee's and/or each Guarantor's bank; and

     (vii) Lessor shall have received evidence satisfactory to it as to the due compliance by Lessee with the provisions regarding insurance contained in
Section 7 hereof.

     (b) Lessor shall not be obligated to accept and execute any Supplement or to lease the items of Equipment described therein to Lessee hereunder unless:

     (i) Lessor shall have received good and marketable title to such Equipment, free and clear of Liens;

     (ii) Lessor shall have received evidence satisfactory to it as to the proper calculation of the amount of Lessor's Cost of such items of Equipment and shall be satisfied that all amounts included in Lessor's Cost have been, or concurrently with Lessor's acceptance of such Supplement will be, paid in full;

     (iii) Such Uniform Commercial Code financing statements and landlord and/or mortgagee waivers or disclaimers and/or severance agreements with respect to the items of Equipment covered by such Supplement as Lessor shall deem necessary or desirable in order to perfect and protect its interests therein shall have been duly executed and filed, at Lessee's expense, in such public offices as Lessor shall direct;

     (iv) All representations and warranties of Lessee contained herein or in any document or certificate furnished to Lessor in connection herewith shall be true and correct on and as of the date of such Supplement with the same force and effect as if made on and as of such date; no Event of Default shall be in existence on such date or shall occur as a result of the lease by Lessee of the Equipment specified in such Supplement;

     (v) In the sole judgment of Lessor, there shall have been no material adverse change in the financial condition or business of Lessee or Guarantor from January 22, 2000;

     (vi) All proceedings to be taken in connection with the transactions contemplated by this Lease, and all documents incidental thereto, shall be satisfactory in form and substance to Lessor and its counsel;

     (vii) Lessor shall have received from Lessee, in form and substance satisfactory to it, such other documents and information as Lessor shall reasonably request;

     (viii) All legal matters in connection with the transactions contemplated by this Lease shall be satisfactory to Lessor's counsel; and

     (ix) Lessor has inspected and appraised all used Equipment and found it satisfactory in value and condition.

22. Software. Lessee and Lessor acknowledge that the Equipment may contain or include certain software ("Software") in which neither Lessor or Lessee have any ownership or other proprietary rights. Where required by the Software owner or manufacturer, Lessee shall enter into a license or other agreement for the use of the Software. Any Software agreement shall be separate and distinct from the Lease, and Lessor shall not have obligations thereunder. In the event the rent on a Supplement includes an amount attributable to the financing by Lessor of Lessee's fee for the use of the Software, Lessee agrees that such amounts shall be deemed rent and subject to all of the provisions of the Lease.

23. Counterpart Supplements. One originally executed copy of the Supplement shall be denominated "Originally Executed Copy No. 1 of 1 originally executed copies" and such copy shall be retained by Lessor. If more than one copy of the Supplement is executed by Lessor and Lessee, all such other copies shall be numbered consecutively with numbers greater than 1. Only transfer of possession by Lessor of the originally executed copy denominated "Originally Executed Copy No. 1" shall be effective for purposes of perfecting an interest in such Supplement by possession.

24. Article 2A of the Uniform  Commercial Code. Lessee agrees that if Article 2A
- Leases of the Uniform Commercial Code applies to the Lease, the Lease shall be considered a "finance lease" as that term is defined in Article 2A. By executing the Lease, Lessee agrees that either: (i) Lessee has received a copy of the contract by which Lessor acquired the Equipment, or (ii) that Lessor has informed Lessee of the identity of the vendor, that Lessee is entitled to the promises and warranties provided by the vendor to Lessor, and that Lessee may contact the vendor for a description of those promises and warranties.

25.. Miscellaneous. This Lease, together with Rider A and any Supplements, constitutes the entire agreement between the parties with respect to the subject matter hereof, supersedes all prior negotiations, writings and agreements with respect thereto and may not be amended except in writing signed by an officer of Lessor and Lessee. The Lease shall be binding upon and inure to the benefit of Lessor and Lessee's permitted assigns and successors. Any provision of this Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof. Lessee agrees, whether or not the contemplated transactions are consummated, (A) to pay or reimburse Lessor for
(i) all expenses of Lessor in connection with the documentation thereof; (ii) all fees, taxes and expenses of whatever nature incurred in connection with the creation, preservation and protection of Lessor's security interest in the Collateral, including, without limitation, all filing and lien search fees, payment or discharge of any taxes or liens upon, or in respect to, the
Collateral, and all other fees and expenses in connection with protecting or maintaining the Collateral or in connection with defending or prosecuting any actions, suits, or proceedings arising out of, or related to, the Collateral; and (iii) all costs and expenses (including reasonable legal fees and disbursements) of Lessor in connection with the enforcement of this Lease. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. LESSEE HEREBY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION IN CONNECTION WITH THIS LEASE MAY BE INSTITUTED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE COUNTY OF NEW YORK, OR THE UNITED STATES COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK, AS LESSOR MAY ELECT, AND BY EXECUTION AND DELIVERY OF THIS LEASE, LESSEE HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT, AND TO ALL PROCEEDINGS IN SUCH COURTS. LESSOR AND LESSEE IN ANY LITIGATION RELATING TO OR IN CONNECTION WITH THIS LEASE IN WHICH THEY SHALL BE ADVERSE PARTIES WAIVE TRIAL BY JURY. IF AT ANY TIME THIS TRANSACTION WOULD BE USURIOUS UNDER APPLICABLE LAW, THEN REGARDLESS OF ANY PROVISION CONTAINED IN THIS LEASE OR IN ANY OTHER AGREEMENT MADE IN CONNECTION HEREWITH, IT IS AGREED THAT (A) THE TOTAL OF ALL CONSIDERATION WHICH CONSTITUTES INTEREST UNDER APPLICABLE LAW THAT IS CONTRACTED FOR, CHARGED OR
RECEIVED UPON THIS LEASE OR ANY SUCH OTHER AGREEMENT SHALL UNDER NO CIRCUMSTANCES EXCEED THE MAXIMUM RATE OF INTEREST AUTHORIZED BY APPLICABLE LAW AND ANY EXCESS SHALL BE CREDITED TO LESSEE AND (B) IF LESSOR ELECTS TO ACCELERATE THE MATURITY OF, OR IF LESSOR PERMITS LESSEE TO PREPAY THE RENT DESCRIBED IN THIS LEASE, ANY AMOUNTS WHICH BECAUSE OF SUCH ACTION WOULD
CONSTITUTE INTEREST MAY NEVER INCLUDE MORE THAN THE MAXIMUM RATE OF INTEREST AUTHORIZED BY APPLICABLE LAW AND ANY EXCESS INTEREST, IF ANY, PROVIDED FOR IN THIS LEASE OR OTHERWISE, SHALL BE CREDITED TO LESSEE AUTOMATICALLY AS OF THE DATE OF ACCELERATION OR PREPAYMENT.

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed as of the day and year first above written.


THE CIT GROUP/EQUIPMENT FINANCING, INC.            CUSTOM FOOD PRODUCTS, INC.


By: __________________________                     By:__________________________

Title:________________________                     Title: ______________________

                                     Rider A
                   to Master Lease dated as of April 18, 2000
           between The CIT Group/Equipment Financing, Inc. ("Lessor")
                    and Custom Food Products, Inc. ("Lessee")

1. Definitions. As used in the Master Lease, the following terms shall have the following defined meanings (applicable to both singular and plural forms), unless the context otherwise requires:

         "After-Tax Basis" shall mean, with respect to any payment received or deemed to have been received by any Person, the amount of such payment supplemented by a further payment to that Person so that the sum of the two payments, after deduction of all taxes and other charges resulting from the receipt (actual or constructive) of such two payments imposed under any Federal, state or local law or of any taxing authority or government subsidiary of any foreign country or by any governmental authority or any taxing authority of any thereof, shall be equal to such payment received or deemed to have been received; provided, that for purposes of determining the amount of taxes required to be paid by the recipient of any payment in respect of the receipt thereof, it shall be assumed that Federal, state and local taxes are payable by the recipient at the highest marginal statutory rates in effect for the relevant period.

         "Basic Rent" shall have the meaning set forth in paragraph 7 hereof.

         "Bill of Sale" shall mean a bill of sale acceptable to Lessor whereby certain items of Equipment may be sold by Lessee to Lessor.

         "Business Day": a day other than a Saturday, Sunday or legal holiday under the laws of the State of New York.

         "Code": the Uniform Commercial Code as from time to time in effect in any applicable jurisdiction.

         "Collateral": the Equipment and the Proceeds thereof.

         "Commencement Date": the date specified in each Supplement as the Commencement Date.

         "Current Treasury Rate": the rate per annum equal to the yield to maturity for the U.S. Treasury Security having a remaining term to maturity closest to three (3) years as at (and shall be fixed as of) the close of business on the second (2nd) Business Day prior to the making of such Loan as reported on page 5 ("U.S. Treasury and Money Markets") of the information ordinarily provided by Telerate Systems Incorporated.

         "Environmental Laws": the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

         "Fair Market Value" shall, at any time with respect to any item of used Equipment, be equal to the sale value of such item of Equipment which would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer-user (other than a lessee currently in possession or a used equipment or scrap dealer). For purposes hereof, Fair Market Value shall be determined by an independent appraiser (at Lessee's expense) selected by Lessor.

         "Guarantor":   shall  mean  QFAC,  LLC.  a  Delaware  corporation,  CFP
Holdings, Inc., a Delaware corporation, and CFP Group, Inc. a Delaware corporation.

         "Guaranty": an agreement, in form and substance satisfactory to Lessor, made by Guarantor in favor of Lessor, guaranteeing the payment and performance of any and all Obligations.

         "Hazardous Materials": any pollutant or contaminant defined as such in (or for the purposes of) any Environmental Laws including, but not limited to, petroleum, any radioactive material, and asbestos in any form or condition.

         "Lessor's Cost" shall mean, with respect to any item of new Equipment, the total amount paid by Lessor for such item of Equipment (excluding all soft costs such as sales tax, freight, installation, etc.), and with respect to any item of used Equipment, the amount of the Fair Market Value of such used Equipment, which amount, in either case, shall be set forth in the Supplement pertaining to such Equipment.

         "Obligations" shall mean all present and future obligations of Lessee to be paid or performed to Lessor, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured or unmatured and whether originally contracted with Lessor or acquired by Lessor.

         "Person":    an   individual,    partnership,    corporation,    trust,
unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Proceeds": the meaning assigned to it in the Code, and in any event, including, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Lessee from time to time with respect to any of the Equipment; (ii) any and all payments made, or due and payable from time to time, in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Equipment by any Person; (iii) any and all accounts arising out of, or chattel paper evidencing a lease of, any of the Equipment; and (iv) any and all other rents or profits or other amounts from time to time paid or payable in connection with any of the Equipment.

2. Maximum Lessor's Cost of Equipment to be leased hereunder: $875,493.34 (Consisting of $427,337.26 with respect to computer equipment leased over 24 months as set forth on Supplement No. 01; and $448,156.08 with respect to food processing equipment leased over 36 months as set forth on Supplement No. 02).

3. Expiration of Lessor's Commitment to lease Equipment pursuant hereto: April 30, 2000.

4. General Equipment Description: Used food processing and computer equipment.

5. Lease Term: Twenty-four (24) months (computer equipment), with the Commencement Date and Expiration Date set forth in Supplement No. 01, and Thirty-six (36) months (food processing equipment), with the Commencement Date and Expiration Date set forth in Supplement No. 02.

6. Mandatory Purchase Amount: At the end of the Lease Term for each item of Equipment on a Supplement, Lessee shall purchase all such items of Equipment for $1.00.

7. Rent. Lessee shall pay to Lessor rent for each item of Equipment in twenty four (24) or thirty six (36) consecutive monthly installments as set forth on the applicable Supplement, with the first installment of rent with respect to such item of Equipment being due on the day of the Commencement Date with respect to such item of Equipment and succeeding installments being due on the same date of each month thereafter, all as set forth in the applicable Supplement. Each installment of rent with respect to the items of Equipment specified in a Supplement shall be payable at such address as Lessor may designate. The rent shall be specified in the applicable Supplement. The rent payment in the Supplement shall be determined as of the Commencement Date. The rate of interest used in determining the rent shall be calculated on an annual basis (360 day year) and shall be the sum of 380 basis points plus the Current Treasury Rate. Such interest rate shall be used to determine the rent, and then converted to an equivalent monthly rate factor which shall then be multiplied by Lessor's Cost of Equipment.

         IN WITNESS WHEREOF, Lessor and Lessee have each caused this Rider A to be duly executed as of the day and year first above written.

The CIT Group/Equipment Financing, Inc.            Custom Food Products, Inc.

By: __________________________                     By:

Title:________________________                     Title:

                       Originally Executed Copy No. 1 of 1

                          ACCEPTANCE SUPPLEMENT NO. 01

                            TO MASTER LEASE NO. ____

Commencement Date: April 25, 2000
Expiration Date: April 25, 2002
First Rent Payment Date: April 25, 2000
Last Rent Payment Date: March 25, 2002
No. of Consecutive Monthly Rent Payments: 24
Lessor's Cost of Equipment: $427,337.26
Rent Payment: $19,579.81


         THIS ACCEPTANCE SUPPLEMENT is executed and delivered by The CIT Group/Equipment Financing, Inc., ("Lessor") and Custom Food Products, Inc. ("Lessee") pursuant to and in accordance with the Master Lease dated as of April 18, 2000 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

         1. The Equipment covered by this Supplement (i) consists of the items described in the Exhibit A attached hereto, and (ii) has been installed at the following locations(s): 1117 West Olympic Boulevard, Montebello, CA and 2929 E. 44th Street, Vernon, CA 90058.

         2. Lessee hereby: (i) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase orders with respect thereto; (ii) confirms that no Event of Default is in existence as of the Commencement Date set forth above, nor shall any Event of Default occur as a result of the lease by Lessee of the Equipment specified herein; (iii) confirms that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date; and (iv) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above.

         3. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Supplement. By their execution and delivery of this Supplement, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Acceptance Supplement to be duly executed by its duly authorized officer as of the Commencement Date set forth above.

                                                   CUSTOM FOOD PRODUCTS, INC.

                                                   By:  ________________________

                                                   Title:  _____________________


ACCEPTED AS OF THE COMMENCEMENT DATE SET FORTH ABOVE.


THE CIT GROUP/EQUIPMENT
FINANCING, INC.

By: ________________________

Title: _____________________

                       Originally Executed Copy No. 1 of 1

                          ACCEPTANCE SUPPLEMENT NO. 02

                            TO MASTER LEASE NO. ____

Commencement Date: April 25, 2000
Expiration Date: April 25, 2003
First Rent Payment Date: April 25, 2000
Last Rent Payment Date: March 25, 2003
No. of Consecutive Monthly Rent Payments: 36
Lessor's Cost of Equipment: $448,156.08
Rent Payment: $14,366.82


         THIS ACCEPTANCE SUPPLEMENT is executed and delivered by The CIT Group/Equipment Financing, Inc., ("Lessor") and Custom Food Products, Inc. ("Lessee") pursuant to and in accordance with the Master Lease dated as of April 18, 2000 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

         1. The Equipment covered by this Supplement (i) consists of the items described in the Exhibit A attached hereto, and (ii) has been installed at the following locations(s): 1117 West Olympic Boulevard, Montebello, CA and 2929 E. 44th Street, Vernon, CA 90058.

         2. Lessee hereby: (i) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase orders with respect thereto; (ii) confirms that no Event of Default is in existence as of the Commencement Date set forth above, nor shall any Event of Default occur as a result of the lease by Lessee of the Equipment specified herein; (iii) confirms that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date; and (iv) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above.

         3. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Supplement. By their execution and delivery of this Supplement, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Acceptance Supplement to be duly executed by its duly authorized officer as of the Commencement Date set forth above.


                                                   CUSTOM FOOD PRODUCTS, INC.

                                                   By:  ________________________

                                                   Title:  _____________________


ACCEPTED AS OF THE COMMENCEMENT DATE SET FORTH ABOVE.


THE CIT GROUP/EQUIPMENT
FINANCING, INC.

By: ________________________

Title: _____________________